Plan Description	12 Months Ended
Dec. 31, 2025
401(k) SP
EBP, Description of Plan [Line Items]
Plan Description	Plan Description
The following description of the Caterpillar 401(k) Savings Plan (the “Plan”) provides only general information. Participants should refer to the Plan documents for more complete information regarding the Plan.

General
The Plan is a profit sharing plan that includes a cash or deferred arrangement under Section 401(k) of the Internal Revenue Code ("IRC") and is an "employee stock ownership plan" within the meaning of IRC Section 4975(e)(7). The Plan is maintained and sponsored by Caterpillar Inc. (the “Company”), and enables eligible employees of the Company and its subsidiaries that adopt the Plan (the “participating employers”) to accumulate funds for retirement. The Plan is governed by the provisions of the Employee Retirement Income Security Act, as amended (“ERISA”).

Participation
Management, salaried and non-bargained hourly employees of the participating employers on U.S. payroll who meet certain age and service requirements and who are designated for participation by the Company, are eligible to participate in the Plan. Participating eligible employees (the “participants”) elect to defer a portion of their eligible compensation through pre-tax and after-tax contributions.

Contributions
All participants are eligible to make participant contributions through a pre-tax deferral arrangement and an after-tax Roth 401(k) arrangement as elected by each participant. Participants who are at least 50 years old by the end of the calendar year are allowed to make a catch-up contribution for that year. Contributions are subject to certain limitations set by the IRC.

Participants are also eligible for an employer matching contribution of 100 percent of participant 401(k) contributions, up to a maximum of 6 percent of eligible compensation. There are certain exceptions where participants are eligible for an employer matching contribution of 50 percent of participant 401(k) contributions, up to a maximum of 6 percent of eligible compensation.

In addition, certain participants are eligible for an annual employer non-elective contribution. In order to receive the annual non-elective contribution, the applicable participants must complete 1,000 hours (the equivalent of a year of benefit service) and be employed by the Company or a participating employer on December 31st of the Plan year for which the contribution relates. For determination of which non-elective contribution provisions of the Plan are applicable, participants are divided into Participant Groups. Certain Participant Groups are eligible for the Type 1 non-elective contribution which is based on a point system calculated on the last day of each Plan year which is the sum of the participant's age plus years of benefit service. Based upon the participant's point total, a non-elective contribution of 3, 4 or 5 percent of eligible compensation will be made after the close of the Plan year.

Points	Amount of Annual Employer Non-elective Contribution
44 or less	3% of eligible compensation
45 to 64	4% of eligible compensation
65 or more	5% of eligible compensation

Certain Participant Groups are eligible for the Type 2 non-elective contribution which is equal to 3 percent of eligible compensation for the Plan year. The non-elective contributions are included in Employer contributions receivable on the Statements of Net Assets Available for Benefits and were $192.8 million and $192.6 million for the 2025 and 2024 Plan years, respectively. Certain Participant Groups are not eligible for the annual employer non-elective contribution.
Participants direct the investment of their participant contributions, employer matching contributions and employer non-elective contributions into various investment options offered by the Plan as discussed in Note 3. Participants generally may change their contribution elections and prospective investment elections on a daily basis and reallocate the investment of their existing account balances either daily or every seven business days (if subject to applicable trading restrictions) depending on the investment.

Newly eligible participants are subject to an automatic enrollment process. Unless electing otherwise, participants who become newly eligible will be enrolled with a default 6 percent deferral of their eligible compensation, and their default investment election is the Target Retirement Fund ("TRF") closest to the year in which the participant turns age 65. The automatic enrollment process has an automatic escalation feature whereby newly eligible participants will have their default 6 percent deferral of eligible compensation increase 1 percent each year until the participant is contributing 15 percent, unless the participant elects otherwise.

Participant Accounts
Accounts are separately maintained for each participant. The participant's account is credited with the participant's contributions, employer matching contributions, employer non-elective contributions, Plan earnings/losses (based on each participant's investment elections) and charged with administrative expenses. Participants are entitled to the benefit that can be provided from the participant's vested account.
Rollover Contributions
Participants are allowed to make rollover contributions of amounts received from other qualified retirement plans. Rollover contributions are allocated to a separate rollover account maintained on behalf of the participant.

Vesting and Distribution Provisions
Participants are fully vested in their participant contributions, employer matching contributions and related earnings thereon. Participants fully vest in the employer non-elective contributions and the related earnings thereon after being credited with three years of vesting service. The Plan provides for 100 percent vesting of the employer non-elective contributions and the related earnings thereon upon a participant's death while actively employed or while performing qualified military service.

Company contributions forfeited by terminated participants may be applied to offset administrative expenses or reduce Company contributions. The amount forfeited and available to pay administrative expenses for the year ended December 31, 2025 was $3.5 million.

Upon termination of employment for any reason, including death or retirement, the balance in a participant's vested account is distributable in a single lump sum cash payment unless the participant (or beneficiary) elects to receive periodic withdrawals. Participants also have the option to leave their vested account balances in the Plan, subject to certain limitations and required minimum distribution rules. A participant also may elect to receive a distribution of Company stock up to the amount of the participant's balance in the Caterpillar Stock Fund on date of election.
Notes Receivable from Participants
The Plan provides for participant loans against eligible participant account balances. Eligible participants obtain loans by filing a loan application with the Plan's recordkeeper and receiving all requisite approvals. Loan amounts are generally limited to the lesser of $50,000 or 50 percent of the individual participant's vested account balance, with certain regulatory restrictions. The minimum loan permitted is $1,000 and participants may only have two outstanding loans at any time. Each loan specifies a repayment period that cannot extend beyond five years. However, the five-year limit shall not apply to any loan used to acquire any dwelling unit which within a reasonable time is to be used as the principal residence of the participant (determined at the time the loan is made). Loans bear interest at the prime interest rate on the first business day of each calendar quarter plus 1 percent, as determined at the time of loan origination. Loans that transferred to the Plan due to acquisitions are based upon the terms of the plan agreement in effect at the time of loan origination. Repayments, including interest, are made through payroll deductions and are credited to the individual participant's account balance. Participant loans are measured at their unpaid principal balance plus any accrued but unpaid interest. For participant loans that are in default, the amount of the unpaid loan principal and interest due to the Plan will be treated as a deemed distribution.  Deemed distributions are reported as a taxable distribution and remain part of the participant’s account balance until a distributable event occurs (i.e., termination of employment).

Administration
The Plan is administered by the Company. Pursuant to procedures adopted by the Company, responsibility for the Plan's non-financial matters has been delegated to the Caterpillar Inc. Benefit Administrative Committee and responsibility for the Plan's financial matters has been delegated to the Caterpillar Inc. Benefit Funds Committee. The Company and the Caterpillar Inc. Benefit Funds Committee have entered into a trust agreement with The Northern Trust Company (the “Trustee”) to receive contributions, administer the assets of the Plan and distribute withdrawals pursuant to the Plan. The Company has retained Alight Solutions to provide recordkeeping and administrative services as part of the administration of the Plan.

Plan Termination
The Company has the right under the Plan at any time to terminate the Plan, subject to provisions of ERISA. In the event of Plan termination, participants will become fully vested in all benefits which have been accrued up to the date of Plan termination and Plan assets will be distributed in accordance with the provisions of the Plan.

Plan Qualification
The Plan obtained its latest determination letter on March 16, 2015, in which the Internal Revenue Service ("IRS") stated that the Plan and related trust, as then designed, were in compliance with the applicable requirements of the IRC. Although the Plan has been amended subsequent to the period covered by the determination letter, the Plan Administrator and the Plan's counsel believe that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC, and therefore, believe that the Plan is qualified and the related trust is tax-exempt. If an operational issue is discovered, the Plan sponsor has indicated that it will take any necessary steps to bring the Plan’s operations into compliance with the IRC.

Accounting principles generally accepted in the United States of America require management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Company has analyzed the tax positions taken by the Plan and has concluded that, as of December 31, 2025 and 2024, there are no material uncertain positions taken or expected to be taken that would require recognition of a liability or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The Company believes the Plan is no longer subject to income tax examinations for tax years prior to 2017.